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                                                                   Exhibit 10.60


                             FALCON RESTRICTED COMPANIES
                        AMENDED AND RESTATED CREDIT AGREEMENT

                                   AMENDMENT NO. 4

     This Agreement, dated as of March 17, 1998, is among the affiliates of Falcon Holding Group, L.P., a Delaware limited partnership, set forth on the signature pages hereto, BankBoston, N.A., as Managing Agent for itself and the other Lenders, Toronto-Dominion (Texas) Inc., as Administrative Agent, and NationsBank of Texas, N.A., as Syndication Agent. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Amended and Restated Credit Agreement, dated as of July 12, 1996, among the parties hereto (as amended, modified and in effect prior to giving effect to this Consent, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined.

2. Certain Amendments to Credit Agreement. In reliance upon the representations and warranties set forth in Section 5, the Credit Agreement is amended as follows, effective as of the date hereof when this Agreement is consented to by such Lenders as own at least a majority of the Aggregate Percentage Interests:

     2.1. Addition of Section 1.89A. A new Section 1.89A is added to the Credit Agreement immediately following Section 1.89 to read in its entirety as follows:

     "1.89A. "Holding, L.P. Debentures" means, collectively, (i) the $300,000,000 ___% Senior Debentures due 2010 and (ii) the ___% Senior Discount Debentures due 2010 with gross proceeds not to exceed $200,000,000, each issued jointly and severally by Holding, L.P. and its Wholly Owned Subsidiary Falcon Funding Corporation pursuant to the Holding, L.P. Debentures Indentures."

     2.2. Addition of Section 1.89B. A new Section 1.89B is added to the Credit Agreement immediately following Section 1.89A to read in its entirety as follows:

     "1.89B. "Holding, L.P. Debentures Indentures" means, collectively, the two respective Indentures dated as of the consummation of the issuance of the Debentures, as in effect on such date, among Holding, L.P., Falcon Funding Corporation and United States Trust Company of New York, as trustee, with respect to the Holding, L.P. Debentures (and any subsequent indentures on identical terms, except with respect to transfer restrictions, entered into for a registered exchange offer of the Holding, L.P. Debentures)."

     2.3. Amendment of Section 5.2.1. Section 5.2.1 of the Credit Agreement is amended to read in its entirety as follows:

     "5.2.1. Officer's Certificate. The representations and warranties contained in Sections 6.6 and 8, sections 2.3 and 5 of the Security Agreement and in sections 2.2 and 4 of the Holding Pledge and Subordination Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though originally made on and as of such date; no Default shall exist on such Closing Date prior to or immediately after giving effect to the requested extension of credit; as of such Closing Date, no Material Adverse Change shall have occurred; the Borrowers shall be permitted to incur the requested loan under section 4.03 of the Senior Subordinated Notes Indenture and the equivalent section of the Holding, L.P. Debentures Indentures and the Borrowers shall have furnished to the Administrative Agent on such Closing Date a certificate to these effects (together with a notation of which Borrowers will be directly using the proceeds of the requested loan and a schedule of calculations demonstrating, as of such Closing Date, the Reference Consolidated Annualized Operating Cash Flow Amount and compliance with the financial tests set forth in Section 7.5), in substantially the form of Exhibit 5.2.1, signed by a Financial Officer."

     2.4. Amendment of Section 7.10.3. Section 7.10.3 of the Credit Agreement is amended to read in its entirety as follows:

     "7.10.3. So long as immediately before and after giving effect thereto no Default exists, the Restricted Companies may make:

      (a)(i) Distributions to Holding, L.P. on or about March 15 and September 15 in each year in an amount on each such date not exceeding $15,525,000, which Distributions are used exclusively for Holding, L.P. to pay accrued interest on the Holding, L.P. Senior Subordinated Notes,

     (ii) Distributions to Holding, L.P. on or about April 15 and October 15 in each year in an amount on each such date not exceeding mandatory scheduled cash payments then due of accrued interest on the Holding, L.P. Debentures, which Distributions are used exclusively for Holding, L.P. to pay such interest and

     (iii) Distributions to Holding, L.P. in an amount necessary for Holding, L.P. to pay in full the outstanding principal of, and interest and any premium on, the Holding, L.P. Senior Subordinated Notes, whether pursuant to a voluntary

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redemption on or after September 15, 1998 or pursuant to an earlier tender offer; and

     (b) redemptions of equity interests in any Holding Company owned by members of management (other than Marc B. Nathanson) upon termination of employment in an aggregate amount not exceeding $1,000,000 in any year."

     2.5. Addition of 8.2.2(f). A new Section 8.2.2(f) is added to the Credit Agreement immediately following Section 8.2.2(e) to read in its entirety as follows:

     "(f) the Offering Memorandum relating to the Holding, L.P. Debentures dated March 19, 1998 of Holding, L.P. and Falcon Funding Corporation."

     2.6. Amendment of Section 9.1.5. Section 9.1.5 of the Credit Agreement is amended so that the last parenthetical clause in paragraph (a) thereof reads in its entirety as follows:

"(including, in any event, the Holding, L.P. Senior Subordinated Notes and the Holding, L.P. Debentures);"

     2.7. Amendment of Section 9.1.6. Section 9.1.6 of the Credit Agreement is amended so that paragraph (d) thereof reads in its entirety as follows:

     "(d) Any "Change in Control", as defined in the Senior Subordinated Notes Indenture, or "Change of Control Triggering Event", as defined in the Holding, L.P. Debentures Indentures, shall occur."

     2.8. Amendment of Exhibit 5.2.1. Exhibit 5.2.1 to the Credit Agreement is amended so that the last clause of the second paragraph thereof reads in its entirety as follows:

"; and the Borrowers are permitted to incur the requested loan under section
4.03 of the Senior Subordinated Notes Indenture and the equivalent section of the Holding, L.P. Debentures Indentures."

3. Certain Amendments to Credit Agreement. In reliance upon the representations and warranties set forth in Section 5, the Credit Agreement is amended as follows, effective as of the date hereof when this Agreement is consented to by all the Lenders:

     3.1. Amendment of Section 2.1.1. Section 2.1.1 of the Credit Agreement is amended so that paragraph (b) thereof reads in its entirety as follows:

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     "(b)  The amount of Net Debt Proceeds to the extent that such amount is allocated to the permanent reduction of the Maximum Amount of Revolving Credit by Section 4.6."

     3.2. Amendment of Section 4.6. The proviso contained in the second sentence of Section 4.6 is amended to read in its entirety as follows:

"; provided, however, that (a) the Net Debt Proceeds of the Holding, L.P. Debentures may be applied as follows:

      (i) $100,000,000 to the prepayment of the Revolving Loan (and the permanent reduction of the Maximum Amount of Revolving Credit) and the Term Loan pro rata in proportion to the relative size of the Maximum Amount of Revolving Credit to the Term Loan,

      (ii) up to $25,000,000 to be used by Holding, L.P. for its lawful limited partnership purposes and

      (iii) the balance to the prepayment of the Revolving Loan (without reducing the Maximum Amount of Revolving Credit); and

  (b) any other Net Debt Proceeds shall not be required to prepay the Credit Obligations to the extent such Designated Financing Debt is incurred by Holding, L.P. (directly or jointly and severally) and the Net Debt Proceeds thereof are used to refinance the Holding, L.P. Debentures at maturity."

4.   Amendment of Holding Pledge and Subordination Agreement.    In reliance
upon the representations and warranties set forth in Section 5, the Holding Pledge and Subordination Agreement is amended as follows, effective as of the date hereof when this Agreement is consented to by such Lenders as own at least a majority of the Aggregate Percentage Interests:

     4.1. Amendment of Section 5.5. Section 5.5 of the Holding Pledge and Subordination Agreement is amended so that the portion prior to clause (a) thereof reads in its entirety as follows:

     "5.5. Restrictions on Financing Debt. Neither Pledgor shall create, incur, assume or otherwise become or remain liable with respect to any Financing Debt (other than notes evidencing PIK Interest Payments, Holding, L.P. Senior Subordinated Notes, Holding, L.P. Debentures and Financing Debt outstanding on the date hereof and reflected on the balance sheet referred to in Section 4.2 above) unless:"

     4.2. Amendment of Section 5.6. Section 5.6 of the Holding Pledge and Subordination Agreement is amended to read in its entirety as follows:

     "5.6.   Payments on Certain Financing Debt.   Prior to September 30, 2000,
neither Pledgor shall make any cash payment of principal of or interest on the Holding, L.P. Senior Subordinated Notes or the Holding, L.P. Debentures except directly from the proceeds of Distributions permitted by Section 7.10.3(a) of the Credit Agreement."

5. Representation and Warranty. In order to induce the Lenders to enter into this Agreement, each of the Restricted Companies jointly and severally represents and warrants to the Lenders that immediately before and after giving effect to the amendments set forth in Sections 2, 3 and 4, no Default will exist.

6. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof, and any invalid or unenforceable provision shall be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and this Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.


                    [The rest of this page is intentionally blank]

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     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                        FALCON CABLE MEDIA, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON CABLE SYSTEMS COMPANY II, L.P.
                                        FALCON CABLEVISION, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON COMMUNITY CABLE, L.P.
                                        FALCON COMMUNITY VENTURES I
                                          LIMITED PARTNERSHIP
                                        FALCON TELECABLE, A CALIFORNIA
                                          LIMITED PARTNERSHIP
                                        FALCON COMMUNITY INVESTORS, L.P.
                                        FALCON INVESTORS GROUP, LTD., A
                                          CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON MEDIA INVESTORS GROUP, A
                                          CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECABLE INVESTORS GROUP,
                                          A CALIFORNIA LIMITED PARTNERSHIP
                                        FALCON TELECOM, L.P.

                                        By   FALCON HOLDING GROUP, INC., as
                                             general partner, or general partner
                                             of the general partner, of each of
                                             the foregoing Restricted Companies


                                             By _____________________________
                                                Title:


                                        FALCON FIRST, INC.


                                        By  ____________________________
                                               Title:

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                                        ATHENS CABLEVISION, INC.
                                        AUSABLE CABLE TV, INC.
                                        CEDAR BLUFF CABLEVISION, INC.
                                        DALTON CABLEVISION, INC.
                                        EASTERN MISSISSIPPI CABLEVISION, INC.
                                        FALCON FIRST CABLE OF NEW YORK, INC.
                                        FALCON FIRST CABLE OF THE SOUTHEAST,
                                           INC.
                                        FALCON FIRST HOLDINGS, INC.
                                        FF CABLE HOLDINGS, INC.
                                        LAUDERDALE CABLEVISION, INC.
                                        MULTIVISION NORTHEAST, INC.
                                        MULTIVISION OF COMMERCE, INC.
                                        PLATTSBURG CABLEVISION, INC.
                                        SCOTTSBORO CABLEVISION, INC.
                                        SCOTTSBORO TV CABLE, INC.


                                        By _______________________________
                                             As an authorized officer of each of
                                        the foregoing corporations

                                        FALCON HOLDING GROUP, L.P.
                                        By FALCON HOLDING GROUP, INC.,
                                        general partner


                                         By _______________________________
                                              Title:

                                        FALCON HOLDING GROUP, INC.


                                        By ___________________________________
                                             Title:

                                        BANKBOSTON, N.A., as Managing Agent


                                        By  ________________________________
                                            Title:


                                        TORONTO-DOMINION (TEXAS) INC., as
                                            Administrative Agent


                                        By  ________________________________
                                            Title:


                                        NATIONSBANK OF TEXAS, N.A., as
                                        Syndications Agent


                                        By  ________________________________
                                            Title:


                                        The foregoing Agreement is consented to
                                        by the undersigned Lenders:


                                        ABN AMRO BANK N.V.


                                        By:  ____________________________
                                             Title:

                                        By:  ____________________________
                                             Title:

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                                        BANK OF AMERICA N.T. & S.A.


                                        By  ________________________________
                                            Title:


                                        BANK OF MONTREAL


                                        By  ____________________________________
                                            Title:


                                        BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                        By  ____________________________________
                                            Title:


                                        By  ____________________________________
                                            Title:

                                        BANQUE NATIONALE DE PARIS


                                        By  ____________________________________
                                            Title:


                                        By  ____________________________________
                                            Title:


                                        BANQUE PARIBAS


                                        By  ________________________________
                                            Title:


                                        BARCLAYS BANK PLC


                                        By  ______________________________
                                            Title:


                                        THE CHASE MANHATTAN BANK


                                        By  __________________________________
                                            Title:


                                        CITY NATIONAL BANK


                                        By  _________________________________
                                            Title:

                                        CIBC, INC.


                                        By  ________________________________
                                            Title:


                                        CREDIT LYONNAIS, NEW YORK BRANCH


                                        By  ________________________________
                                            Title:


                                        FLEET BANK, N.A.


                                        By  _____________________________
                                            Title:


                                        THE FUJI BANK, LIMITED LOS ANGELES
                                        AGENCY


                                        By  _________________________________
                                            Title:


                                        THE LONG-TERM CREDIT BANK OF JAPAN, LTD.
                                             LOS ANGELES AGENCY


                                        By  ________________________________
                                            Title:


                                        MEESPIERSON CAPITAL CORP.


                                        By  ________________________________
                                            Title:

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                                        OCTAGON CREDIT INVESTORS


                                        By  _______________________________
                                            Title:


                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND", NEW YORK BRANCH


                                        By  _______________________________
                                            Name:
                                            Title:

                                        By _________________________________
                                           Name:
                                           Title:


                                        RIGGS BANK N.A.


                                        By  ____________________________
                                            Title:


                                        SENIOR DEBT PORTFOLIO

                                        By: BOSTON MANAGEMENT AND
                                        RESEARCH, as investment advisor

                                        By  ____________________________________
                                             Title:

                                        SOCIETE GENERALE


                                        By:  ______________________________
                                             Title:

                                        THE SUMITOMO BANK, LIMITED


                                        By  ____________________________________
                                            Title:


                                        By  ________________________________
                                            Title:


                                        SUMMIT BANK


                                        By   ________________________________
                                             Title:


                                        SUNTRUST BANK, CENTRAL FLORIDA N.A.


                                        By  ________________________________
                                            Title:


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By  _______________________________
                                            Title:


                                        VAN KAMPEN AMERICAN CAPITAL
                                         PRIME RATE INCOME TRUST


                                        By  ________________________________
                                            Title: